Registration No. 33-12
1940 Act File No. 811-4401
Rule 497(e)

NORTH TRACK FUNDS, INC.

CASH RESERVE FUND
________________________________________

Supplement Dated October 10, 2008
To
Prospectus Dated March 1, 2008, as Supplemented on September 22, 2008

Cash Reserve Fund to Participate in the Temporary Guarantee Program for Money Market Funds

On October 7, 2008, the Cash Reserve Fund (the “Fund”) applied for participation in the U.S. Department of the Treasury’s (the “Treasury”) Temporary Guarantee Program for Money Market Funds (the “Program”). The Program provides shareholders of the Fund a guarantee of a per share net asset value (“NAV”) of $1.00 with respect to amounts held by them in the Fund as of the close of business on September 19, 2008. Persons who were not shareholder of the Fund as of the close of business on September 19, 2008, or shares of the Fund purchased after that date, are not covered by the Program guarantee.

The guarantee under the Program would be triggered if the Fund’s per share NAV falls below $0.995 (a “Guarantee Event”), an event commonly referred to as “breaking the buck”, and the Fund commences the process of liquidation. Under the terms of the Program, the Treasury guarantees payment to each eligible investor of the difference between the amount received by an eligible investor in connection with a liquidation of the Fund and the amount such eligible investor would have received had the NAV of the Fund been $1.00 per share. If the number of shares held by an eligible investor in the Fund fluctuates over the duration of the Program, the Program will cover the lesser of (i) the number of shares held by the eligible investor in the Fund as of the close of business on September 19, 2008, or (ii) the number of shares held by the eligible investor as of the date of the Guarantee Event.

In order to participate in the Program, the Fund is required to pay a one-time non-refundable participation fee to the Treasury in the amount of  0.010% the NAV of the Fund as of September 19, 2008 (the “Program Participation Payment”).

The Program will exist for an initial three-month term ending on December 18, 2008, but the Secretary of the Treasury may extend the Program beyond its initial three month term through the close of business on September 18, 2009. If the Program is extended, the Fund would be eligible to participate. The Board will consider whether the Fund should continue to participate promptly after an extension of the Program, if any, is announced.